SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                |X|

Filed by a Party other than the Registrant                             |_|

Check the appropriate box:


|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         1838 INVESTMENT ADVISORS FUNDS
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                         1838 INVESTMENT ADVISORS FUNDS

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

                         1838 INTERNATIONAL EQUITY FUND
                           1838 SMALL CAP EQUITY FUND
                             1838 FIXED INCOME FUND



                                  July 1, 1998


To Shareholders:

     A Special Meeting of Shareholders of 1838 International Equity Fund, 1838 Small Cap Equity Fund, and 1838 Fixed Income Fund (collectively, the "Funds") of 1838 Investment Advisors Funds (the "Trust") will be held at 12:30 p.m. Eastern Time on July 22, 1998 at the offices of 1838 Investment Advisors, L.P., Five Radnor Corporate Center, 100 Matsonford Road, Suite 320, Radnor, Pennsylvania 19087 for the following purposes:

     1.   Approval of the following Investment Advisory Agreements:

          The following item is to be voted on ONLY by shareholders of record of 1838 International Equity Fund:

          (a) To approve or disapprove a new Investment Advisory Agreement between 1838 Investment Advisors, Inc. and the Trust on behalf of the 1838 International Equity Fund.

          The following item is to be voted on ONLY by shareholders of record of 1838 Small Cap Equity Fund:

          (b) To approve or disapprove a new Investment Advisory Agreement between 1838 Investment Advisors, Inc., and the Trust on behalf of the 1838 Small Cap Equity Fund.

          The following item is to be voted on ONLY by shareholders of record of 1838 Fixed Income Fund:

          (c) To approve or disapprove a new Investment Advisory Agreement between 1838 Investment Advisors, Inc., and the Trust on behalf of 1838 Fixed Income Fund.

     2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     Shareholders of record at the close of business on June 15, 1998 are entitled to vote at the meeting or any adjournment thereof.

                                        By Order of the Board of Trustees

                                        ANNA M. BENCROWSKY
                                        Secretary

July 1, 1998
Radnor, Pennsylvania


--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY AND PROMPTLY DATE, SIGN AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN HELPING THE TRUST BY MAILING YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                                  PROXY SUMMARY


Q.   WHY IS A SHAREHOLDER VOTE NECESSARY?

A. The Investment Company Act of 1940, as amended, requires a shareholder vote on an investment management agreement whenever there is a change in control of an investment advisor. The proposed merger between 1838 Investment Advisors, Inc., the parent company of 1838 Investment Advisors, L.P., your Fund's investment advisor, and MBIA, Inc. will result in a change of control of the investment advisor and, therefore, requires a shareholder vote on a new investment management agreement.

Q.   WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A. Yes, under the terms of the proposed investment management agreement, the investment management fees paid by your Fund will remain the same.

Q.   HOW WILL THE MERGER AFFECT THE FUND, OR ME AS A FUND SHAREHOLDER?

A. Your Fund and its investment objectives and policies will not change. You will still own the same shares in the same Fund. Upon the close of the merger, the investment manager for each Fund will be 1838 Investment Advisors, Inc., the corporate successor to 1838 Investment Advisors, L.P., as a wholly-owned subsidiary of MBIA, Inc.

Q. WHO IS PAYING THE COSTS ASSOCIATED WITH THE MERGER, THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A. 1838 Investment Advisors, Inc., not your Fund, will bear the costs associated with consideration of the proposed merger, including the costs of the Special Meeting of Shareholders and the proxy solicitation.

Q.   HOW DO THE BOARD OF TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of your Fund, including the independent Trustees, unanimously recommend that you vote "FOR" all the items on the enclosed proxy card.

                       PLEASE VOTE THE ENCLOSED PROXY CARD
                             YOUR VOTE IS IMPORTANT

                         1838 INVESTMENT ADVISORS FUNDS

              PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS OF

                         1838 INTERNATIONAL EQUITY FUND
                           1838 SMALL CAP EQUITY FUND
                             1838 FIXED INCOME FUND


                                  July 1, 1998

     The enclosed proxy is solicited by the Board of Trustees of 1838 Investment Advisors Funds (the "Trust") in connection with a Special Meeting of Shareholders ("Meeting") of 1838 International Equity Fund, 1838 Small Cap Equity Fund and 1838 Fixed Income Fund (collectively, the "Funds") and any adjournment thereof. The Meeting will be held at 12:30 p.m. Eastern Time on July 22, 1998 at the offices of 1838 Investment Advisors, L.P., Five Radnor Corporate Center, 100 Matsonford Road, Suite 320, Radnor, Pennsylvania 19087. Proxies will be voted in accordance with the instructions contained thereon. If no instructions are given, proxies that are signed and returned will be voted in favor of the proposals. A shareholder may revoke his or her proxy at any time before it is exercised by delivering a written notice to the Trust expressly revoking such proxy, by executing and forwarding to the Trust a subsequently dated proxy, or by voting in person at the Meeting. This proxy statement and the accompanying form of proxy are being first sent to shareholders on approximately July 1, 1998. In the event a quorum is not present in person or by proxy at the Meeting, or if there are insufficient votes to approve a particular proposal, the persons named as proxies will consider the best interests of the shareholders in deciding whether the Meeting should be adjourned.


     As of the close of business on June 15, 1998, the record date fixed by the Board of Trustees for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting ("Record Date"), 4,677,945.215 shares of the 1838 International Equity Fund, 3,258,376.641 shares of the 1838 Small Cap Equity Fund and 6,166,438.631 shares of the 1838 Fixed Income Fund were outstanding.

     Shareholders of the Funds will vote separately with respect to the approval of their respective Fund's new investment advisory agreement with 1838 Investment Advisors, Inc. (Proposal 1). The vote of the holders of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), represented at the meeting in person or by proxy, is required for approval of each investment advisory agreement ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of
(a) at least 67% of the shares of each Fund present in person or by proxy, if more than 50% of the shares of the Fund are represented at the meeting, or (b) more than 50% of the outstanding shares of each Fund, whichever is less.

     Under Delaware law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the Proposal has been approved.

     The cost of solicitation, including preparing and mailing the proxy materials, will be borne by 1838 Investment Advisors, Inc. In addition to solicitations through the mails, the employees of 1838 Investment Advisors, L.P. may solicit proxies by telephone, telegraph and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose.

                             PRINCIPAL SHAREHOLDERS

     The following shareholders beneficially owned more than 5% of the Funds' outstanding shares as of the Record Date:

                                        NUMBER OF SHARES         PERCENTAGE
NAME & ADDRESS                          BENEFICIALLY OWNED         OF FUND
--------------                          ------------------       ----------


1838 INTERNATIONAL EQUITY FUND:

Patterson & Co.                              2,968,307              63.45%
P.O. Box 7829
Philadelphia, PA  19101

1838 SMALL CAP EQUITY FUND:

Patterson & Co.                              1,368,024              41.98%
c/o CoreStates Bank NA
P.O. Box 7829
Philadelphia, PA  19106

Poolside & Co.                                 649,313              19.93%
1 Enterprise Drive
Quincy, MA  02171

Richard B. Ryon Insurance                      197,765               6.07%
Ryon and Company
200 Norweigan Street
Pottsville, PA  17901

Trustees of Upper Darby                        209,888               6.44%
Police Pension Plan
c/o Al Danish KDB Resources
12 South Monroe Street, Suite 301
Media, PA  19063

1838 FIXED INCOME FUND:

Patterson & Co.                                408,313               6.58%
c/o CoreStates Bank
Penna Med Soc Pension Plan
530 Walnut Street
P.O. Box 7829
Philadelphia, PA  19106

Patterson & Co.                                580,345               9.35%
Upland County Day School
c/o CoreStates Bank
530 Walnut Street
Philadelphia, PA  19106

Patterson & Co.                                994,453              16.03%
NBME Long Term Fund
c/o CoreStates Bank
530 Walnut Street
Philadelphia, PA  19106

Patterson & Co.                                468,341               7.55%
Analytic Service Inc.
c/o CoreStates Bank
530 Walnut Street
Philadelphia, PA  19106

Patterson & Co.                                610,239               9.83%
Little League Baseball Capital Ft.
Fucio
c/o CoreStates Bank
530 Walnut Street
Philadelphia, PA  19106

Patterson & Co.                                398,974               6.43%
American Board of Surgery
c/o CoreStates Bank
530 Walnut Street
Philadelphia, PA  19106


     As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the Funds' outstanding shares.

                                 PROPOSAL NO. 1

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     Shareholders of the Funds are being asked to approve new investment advisory agreements ("New Agreements") between 1838 Investment Advisors, Inc. ("1838 Inc.") and 1838 Investment Advisors Funds (the "Trust") on behalf of the Funds.

     The reason that shareholders are being asked to approve the New Agreements is that 1838 Inc. plans to merge with MBIA, Inc. ("MBIA") in a transaction (the "Merger") that will result in a change of control of 1838 Inc. Under the 1940 Act, such change of control would be deemed to cause the assignment of 1838 Investment Advisors, L.P.'s current investment advisory agreements (the "Existing Agreements") with the Trust on behalf of the Funds resulting in their automatic termination. Once these agreements have terminated, the New Agreements between 1838 Inc. and the Trust on behalf of the Funds must be submitted to the Funds' shareholders for their approval.

     The following summary provides information about 1838 Inc. and 1838 L.P., MBIA and the Merger, as well as the Existing Agreements and the New Agreements.

INFORMATION CONCERNING 1838 INC. AND 1838 L.P.

     1838 Inc. is a Delaware corporation whose sole business activity is the management and holding of its partnership interest in 1838 Investment Advisors, L.P. ("1838 L.P."). 1838 L.P. is a Delaware limited partnership and is an investment adviser registered under the Investment Adviser's Act of 1940. MeesPierson Capital Management, Inc. held a 24.9% limited partnership interest in 1838 L.P. until May 15, 1998 when it redeemed its interest and withdrew as a limited partner. At present, 1838 Inc. holds a 99.33% partnership interest in 1838 L.P., and W. Thacher Brown, Trustee, Chairman and President of the Trust, holds a 0.67% partnership interest in 1838 L.P. Both 1838 Inc. and 1838 L.P. have offices located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087.

     Each officer or trustee of the Trust who is also an officer, director, employee, general partner and/or a shareholder of 1838 L.P. is listed as follows:


     NAME & POSITION WITH THE TRUST            POSITION WITH 1838 L.P.
     ------------------------------            -----------------------
     W. THACHER BROWN                          President, Chief Executive
     Trustee, Chairman and President           Officer and Partner

     NAME & POSITION WITH THE TRUST            POSITION WITH 1838 L.P.
     ------------------------------            -----------------------
     GEORGE W. GEPHART, JR.                    Principal
     Trustee and Vice President

     JOHANNES B. VAN DEN BERG                  Principal and Portfolio Manager
     Vice President

     EDWIN B. POWELL                           Principal and Portfolio Manager
     Vice President

     MARCIA ZERCOE                             Principal and Portfolio Manager
     Vice President

     ANNA M. BENCROWSKY                        Director, Investment Advisory
     Vice President, Secretary and             and Mutual Funds Operations
     Treasurer

INFORMATION CONCERNING MBIA AND THE MERGER

     MBIA is a Connecticut corporation with principal offices at 113 King Street, Armonk, New York 10504. MBIA is a reporting company under the Securities Exchange Act of 1934. MBIA's common stock is listed on the New York Stock Exchange under the symbol "MBI."

     MBIA, through its wholly-owned subsidiary, MBIA Insurance Corporation, is an insurer of municipal bonds and structured finance transactions. MBIA also is a provider of investment management services to the public sector. The name, address and principal occupation of the principal executive officers and directors of MBIA are as follows:

NAME AND ADDRESS                 POSITION WITH MBIA            PRINCIPAL OCCUPATION
----------------                 ------------------            --------------------
JOSEPH W. BROWN, JR.             Director                      Director of Insurance Entity
Talegen Holdings, Inc.
Seattle, Washington

DAVID C. CLAPP                   Director                      Investment Banker
The Goldman Sachs Group, L.P.
New York, New York

DAVID H. ELLIOTT                 Chairman and Chief            Business Executive
MBIA Inc.                        Executive Officer
Armonk, New York

                                      -4-

NAME AND ADDRESS                 POSITION WITH MBIA            PRINCIPAL OCCUPATION
----------------                 ------------------            --------------------
CLAIRE L. GAUDIANI               Director                      College President
Connecticut College
New London, Connecticut

WILLIAM H. GRAY, III             Director                      Executive of Non-Profit
United Negro College Fund, Inc.                                Entity
Fairfax, Virginia

FREDA S. JOHNSON                 Director                      Executive of Municipal
Government Finance                                             Finance Entity
Associates, Inc.
New York, New York

DANIEL P. KEARNEY                Director                      Former Executive of
Retired                                                        Insurance Entity
Hartford, Connecticut

JAMES A. LEBENTHAL               Director                      Executive of Broker/Dealer
Lebenthal & Co., Inc.                                          Entity
New York, New York

PIERRE-HENRI RICHARD             Director                      Executive of Foreign Banking
Credit Local de France                                         Entity
Paris, France

JOHN A. ROLLS                    Director                      Business Executive
Thermion Systems International
Stamford, Connecticut

RICHARD L. WEILL                 Vice Chairman                 Business Executive
MBIA Inc.
Armonk, New York

NEIL G. BUDNICK                  President, Public and         Business Executive
MBIA Inc.                        Corporate Finance
Armonk, New York

JOHN B. CAOUETTE                 President, Structured         Business Executive
MBIA Inc.                        Finance
Armonk, New York

                                      -5-

NAME AND ADDRESS                 POSITION WITH MBIA            PRINCIPAL OCCUPATION
----------------                 ------------------            --------------------
GARY C. DUNTON                   Chief Investment Officer,     Business Executive;
MBIA Inc.                        President, Investment         Investment Manager
Armonk, New York                 Management and
                                 Financial Services
                                 Division

LOUIS G. LENZI                   General Counsel and           Attorney
MBIA Inc.                        Secretary
Armonk, New York

KEVIN D. SILVA                   Senior Vice President         Business Executive
MBIA Inc.
Armonk, New York

JULIETTE S. TEHRANI              Executive Vice President,     Business Executive
MBIA Inc.                        Chief Financial Officer
Armonk, New York                 and Treasurer


     Pursuant to an Agreement and Plan of Merger dated June 19, 1998 ("Agreement"), 1838 Inc. will merge with MBIA through a stock swap in which MBIA will issue shares of its common stock in exchange for shares of 1838 Inc. The terms of the Agreement generally provide for an exchange of 2.134 shares of MBIA common stock for each share of 1838 Inc. common stock issued and outstanding. For purposes of valuing this share exchange, the MBIA common stock will be priced at $74 per share. The following Trustees of the Trust own shares of 1838 Inc. and therefore shall receive MBIA common stock in exchange for their 1838 Inc. shares pursuant to the Agreement: W. Thacher Brown (owns 208,300 shares, or approximately 36% of the outstanding shares of 1838 Inc.) and George W. Gephart, Jr. (owns 55,000 shares, or approximately 10% of the outstanding shares of 1838 Inc.). Additionally, according to the terms of the Agreement, Messrs. Brown and Gephardt shall enter into employment agreements with 1838 Inc.


     After the Merger, MBIA plans to collapse 1838 L.P. into 1838 Inc., with 1838 Inc. being the corporate successor to 1838 L.P. Following consummation of the Merger (which is expected to occur on July 31, 1998), 1838 Inc. will be a wholly-owned subsidiary of MBIA. MBIA plans to create a new holding company called MBIA Asset Management Corporation, which will hold all the asset management subsidiaries of MBIA, including 1838 Inc. W. Thacher Brown is expected to be appointed President of MBIA Asset Management Corporation.


     Although the Merger will result in a change of control of 1838 Inc., and therefore, 1838 L.P., it is expected that 1838 Inc., as corporate successor to 1838 L.P., will continue to operate as 1838 L.P. currently operates. The investment philosophy and procedures of 1838 L.P. will not change following the Merger, nor will the current investment personnel. Also, the day-to-day portfolio managers of the Funds will remain the same following the merger. 1838 L.P., and therefore the Funds, should benefit from the Merger because they will have access to the personnel and resources of MBIA.


     After completion of the Merger, the principal executive officers and directors of 1838 Inc. and its parent, MBIA, will be the same as listed above, except that W. Thacher Brown will become a principal executive officer as President of MBIA Asset Management Corporation.

INFORMATION CONCERNING THE EXISTING AGREEMENTS

     Subject to the supervision of the Board, 1838 L.P. provides portfolio management, research and analysis, advice and recommendations with respect to the purchase and sale of securities for each Fund pursuant to the Existing Agreements between the Trust, on behalf of each Fund, and 1838 L.P., dated March 28, 1995 (International Equity and Small Cap Equity Funds) and March 3, 1997 (Fixed Income Fund). 1838 L.P. also maintains certain books and records in connection with its services to the Trust.

     The Existing Agreements provide that all costs and expenses not expressly assumed by 1838 L.P. under the Agreements shall be paid by the Trust, including, but not limited to, the expenses incurred in : the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholder's meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes.

     Pursuant to the Existing Agreements, 1838 L.P. is entitled to an annual fee, payable monthly, equal to the following percentages of a Fund's average daily net assets: 1838 International Equity Fund, .75%; 1838 Small Cap Equity Fund, .75%; 1838 Fixed Income Fund, .50%. For the fiscal year ended October 31, 1997, after fee waivers by 1838 L.P. which are currently in effect, the Funds paid the following amounts to 1838 L.P. for its services: 1838 International Equity Fund, $279,117; 1838 Small Cap Equity Fund, $30,185; 1838 Fixed Income Fund, $0.

     1838 L.P. is not be liable for any error of judgment or mistake of law for any loss suffered by the Trust in rendering services under the Existing Agreements except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from the reckless disregard by it of its obligations and duties under the Existing Agreements.

     The Existing Agreements were approved for a two year period by the initial shareholders of each Fund, and were last approved by the Trustees at a meeting held for that purpose on March 9, 1998 (with respect to the International Equity and Small Cap Equity Funds). The Existing Agreements remain in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Trust, as defined under the Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for such purpose. The Agreements may be terminated by the Trust or 1838 Inc. without penalty at any time on sixty
(60) days' written notice to the other party.

     The Merger will result in a change of control of 1838 L.P. and may be deemed to be an "assignment" (as defined in the 1940 Act) of the Existing Agreements. Such an assignment triggers the automatic termination of the Agreements pursuant to their terms as required under the 1940 Act. Thus, in order for the Trust to continue to receive the investment management services it now receives from 1838 L.P., it is necessary for the Trust, on behalf of the Funds, to enter into the New Agreements to become effective after consummation of the Merger. Except for the effective date, termination date and change of corporate structure of 1838 L.P., the New Agreements contain the same terms as the Existing Agreements (see "Information Concerning the New Agreements," below).

     If the New Agreements are not approved by the shareholders of the Funds, the Trustees of the Trust will consider what other action is appropriate based upon the best interests of the shareholders.

INFORMATION CONCERNING THE NEW AGREEMENTS

     The New Agreements are identical to the Existing Agreements, except for a change in the effective and termination dates and change of corporate structure of 1838 L.P. A form of the New Agreements is attached to this Proxy Statement as Exhibit A.

     It is anticipated that the New Agreements will be dated as of the effective date of the Merger, which is expected to close on July 31, 1998. The New Agreements will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Trust or by the Board of Trustees of the Trust and, in either event, by the vote of a majority of the Trustees who are not parties to the New Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

EVALUATION OF THE MERGER AND NEW AGREEMENTS BY THE BOARD OF TRUSTEES

     Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such adviser, or any of its affiliated persons, of any amount or benefit in connection with a sale of an interest in the adviser, as long as two conditions are satisfied. First, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the sale of the interest in the company's adviser. For purposes of Section 15(f), an unfair burden would include any arrangement during a two year period after the sale of such interest whereby the investment adviser, or any interested persons of such adviser, receives or is entitled to receive any compensation from the investment company or its shareholders other than fees for bona fide investment advisory or other services. The second condition of Section 15(f) is that during the three year period after the sale of such interest, at least 75% of the investment company's board of directors must not be "interested persons" of the investment company's adviser or predecessor adviser.


     Management of the Trust is not aware of any circumstances arising from the Merger that might result in the imposition of an "unfair burden" on the Trust. Furthermore, the second condition of Section 15(f), the 75% disinterested director requirement, will be satisfied prior to the closing of the Merger. On June 1, 1998, the Fund's Trustees approved a resolution providing that the Trust's Board of Trustees shall consist of four members. Mr. George Gephart, currently a Trustee of the Trust, and an "interested person" of 1838 L.P., as defined in the 1940 Act, will resign from the Board of Trustees of the Trust effective July 22, 1998. The effect of Mr. Gephart's resignation will be that the Board shall consist of four Trustees, three of whom will be disinterested persons.


     The Board of Trustees of the Trust met on June 1, 1998 to consider the Merger and its anticipated effects upon the investment management services that 1838 Inc. currently provides to the Funds. The Board, including a majority of the Trustees who are not parties to the investment advisory agreements or interested persons of any such party, voted to recommend the New Agreements to the Funds' shareholders for their approval.

     At the June 1, 1998 meeting, the Trustees had the opportunity to question directly representatives of MBIA to determine why MBIA chose to acquire 1838 L.P. and to determine how the Merger will benefit the Funds. MBIA, in acquiring 1838 L.P., is seeking to build its equity management capabilities. MBIA is experienced and active in fixed income management, and expects to realize efficiencies in combining its business with that of 1838 L.P.. The Trustees, on behalf of each Fund, considered the structure that 1838 L.P. will be incorporated into following the Merger. As part of the streamlined organization of the MBIA investment management entities, 1838 Inc., as corporate successor to 1838 L.P., will have access to the personnel and resources of MBIA, which should be of benefit to the Funds. In addition, MBIA intends to focus on expanding its external marketing network, which also should benefit the Funds by helping to expand the Funds' asset base to achieve economies of scale.

     The Board of Trustees, on behalf of each Fund, requested and reviewed various materials with respect to MBIA and the Merger, including materials furnished by MBIA. These materials included information about MBIA, its personnel, operations and financial condition. MBIA provided its annual report for its fiscal year ended 1997, as well as MBIA's most recent 10-K and 10-Q filings. The Board of Trustees also reviewed the terms of the Merger of 1838 L.P. into MBIA, and evaluated the ability of MBIA to provide a stable financial environment for the operation of 1838 Inc., as corporate successor to 1838 L.P., and the Funds.


     In considering the New Agreements, the Trustees considered that the terms do not contemplate any change in (i) the management or operations of 1838 Inc., as corporate successor to 1838 L.P., relating to the Funds; (ii) the personnel, including the day-to-day portfolio managers, managing the Funds; or (iii) the fees paid by the Funds to 1838 Inc., as corporate successor to 1838 L.P., for its services. MBIA and 1838 L.P., has informed the Board of Trustees that the Merger is not expected to result in any changes to the foregoing and that at present MBIA has no plans or proposals to make any changes in its business or the composition of management or personnel of 1838 Inc., as corporate successor to 1838 L.P., other than as already described herein, or in the fees charged to the Funds. Following the consummation of the Merger, 1838 Inc., as corporate successor to 1838 L.P., is expected to continue to operate in substantially the same manner as 1838 L.P. presently operates. There can be no assurances, however, that changes may not occur. If, after the consummation of the Merger, changes in 1838 Inc., as corporate successor to 1838 L.P., are proposed that might materially affect its services to the Funds, the Board of Trustees will consider the effect of those changes and take such action as it deems advisable under the circumstances.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    APPROVAL OF PROPOSAL NO. 1 TO APPROVE THE
                       NEW INVESTMENT ADVISORY AGREEMENTS.

                                 PROPOSAL NO. 2

                                 OTHER BUSINESS

     Management knows of no matters to be brought before the Meeting other than those mentioned in this Proxy Statement. If other matters do come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxies.

GENERAL INFORMATION

     Declaration Service Company serves as the administrator, accounting services, dividend disbursing and transfer agent for the Trust, and Declaration Distributors, Inc. serves as principal underwriter for the Trust. Declaration Service Company and Declaration Distributors are each located at 555 North Lane, Suite 6160, Conshohocken, PA 19428.

SHAREHOLDER REPORTS

     The most recent Annual Report and Semi-Annual Report of the Trust are available at no cost to shareholders upon request by writing to the Trust at Five Radnor Corporate Center, 100 Matsonford Road, Suite 320, Radnor, PA 19087, or by calling the Trust's administrator at 1-800-884-1838.

SHAREHOLDER PROPOSALS

     Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Secretary of the Fund, at Five Radnor Corporate Center, 100 Matsonford Road, Suite 320, Radnor, PA 19087. Ordinarily, the Fund does not hold annual shareholder meetings.

                                        By Order of the Board of Trustees

                                        ANNA M. BENCROWSKY
                                        Secretary


July 1, 1998

                                    EXHIBIT A
                                    ---------

                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 INTERNATIONAL EQUITY FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.


     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to .75% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.


     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
------------------------------              -------------------------------
                                            W. Thacher Brown
                                            President


Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
------------------------------              -------------------------------
                                            W. Thacher Brown
                                            President

                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 SMALL CAP EQUITY FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.


     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to .75% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.


     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the

Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
------------------------------              -------------------------------
                                            W. Thacher Brown
                                            President


Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
------------------------------              -------------------------------
                                            W. Thacher Brown
                                            President

                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 FIXED INCOME FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.


     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to .50% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.


     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the

Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
------------------------------              -------------------------------
                                            W. Thacher Brown
                                            President


Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
------------------------------              -------------------------------
                                            W. Thacher Brown
                                            President

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXY TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXY WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                         1838 INVESTMENT ADVISORS FUNDS
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JULY 22, 1998

     The undersigned hereby constitutes and appoints Anna M. Bencrowsky with power of substitution, as proxy to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of 1838 Investment Advisors Funds, to be held at 12:30 p.m. Eastern Time on July 22, 1998 at Five Radnor Corporate Center, 100 Matsonford Road, Suite 320, Radnor, PA 19087, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxy to vote as indicated on this proxy ballot.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES.

     1.   Approval of the following Investment Advisory Agreements:

          The following item is to be voted on ONLY by shareholders of record of 1838 International Equity Fund:

          (a) To approve or disapprove a new Investment Advisory Agreement between 1838 Investment Advisors, Inc. and 1838 Investment Advisors Funds on behalf of 1838 International Equity Fund.

          FOR  |_|                  AGAINST |_|                ABSTAIN  |_|

          The following item is to be voted on ONLY by shareholders of record of 1838 Small Cap Equity Fund:

          (b) To approve or disapprove a new Investment Advisory Agreement between 1838 Investment Advisors, Inc. and 1838 Investment Advisors Funds on behalf of 1838 Small Cap Equity Fund.

          FOR  |_|                  AGAINST |_|                ABSTAIN  |_|

          The following item is to be voted on ONLY by shareholders of record of 1838 Fixed Income Fund:

          (c) To approve or disapprove a new Investment Advisory Agreement between 1838 Investment Advisors, Inc. and 1838 Investment Advisors Funds on behalf of 1838 Fixed Income Fund.

          FOR  |_|                  AGAINST |_|                ABSTAIN  |_|



--------------------------------------------------------------------------------
    SIGNATURE               SIGNATURE (JOINT OWNER)                    DATE



PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.